HIT Staff Participates in 2013 IBEW-NECA Employee Benefits Conference

Representatives of the AFL-CIO Housing Investment Trust (HIT) had the opportunity to discuss the advantages of investing with the HIT at this year’s IBEW-NECA Employee Benefits Conference in Naples, Florida. The annual conference of international officers of the International Brotherhood of Electrical Workers (IBEW) and  employee benefit fund trustees is sponsored by IBEW and the National Electrical Contractors Association (NECA).  This year’s event attracted some 350 attendees.

Lesyllee White, HIT Senior Vice President and Managing Director of Marketing, was a featured speaker at the conference, discussing   the HIT’s strong performance record and responsible investment strategy.

“We have had an incredible run in terms of performance, outperforming our benchmark, the Barclays Capital Aggregate Bond Index, on a gross basis for 20 consecutive calendar years,” Ms. White said. “The HIT’s expertise in high credit quality multifamily securities enables it to have an income advantage over the benchmark with less credit risk and similar interest rate risk.” She highlighted a number of recent HIT-financed multifamily projects as well as the approximately 16,000 union construction jobs generated since 2009 by the HIT and its Building America subsidiary through the Construction Jobs Initiative.

Ms. White noted that “at a time of high unemployment in the construction trades, the Construction Jobs Initiative is one of the most important HIT initiatives ever.  Since 2009, the HIT has invested $1.3 billion of workers’ pension capital and Building America has provided additional funding, resulting in a combined total of 56 projects in 29 cities that represent $2.9 billion of total development.  And we have a pipeline of additional multifamily rental projects that should be financed in 2013.”

Ms. White talked about the union jobs financed under the Construction Jobs Initiative. “Of more than 33 million hours of union work we have helped create since 2009, more than 10% is estimated to have gone to IBEW members,” she said. “That’s a lot of people back on the job earning a family-supporting wage and giving their communities an economic boost.”

Also attending the conference was HIT Midwest Regional Marketing Director Paul Sommers, who thanked the IBEW for its long history of investing in the HIT.  “We appreciate the IBEW’s strong and continued support,” he said, adding that “92 IBEW-affiliated funds currently participate in the HIT, more than any other international union.”

The annual conference provides a forum for IBEW-NECA fund trustees to discuss current issues affecting benefits funds and their participants and to learn about new programs, portfolio strategies, and services. The event offered attendees a wide variety of speakers and workshops on pension plan and health and welfare issues.

For the 1-, 3-, 5-, and 10-year periods ended January 31, 2013, the HIT’s net returns were 2.89%, 5.34%, 5.62%, and 5.11%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.